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                                 EXHIBIT 10.24

          Schedule of Documents Substantially Similar to Exhibit 10.23

1. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated January 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Union, South Carolina.

2. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated January 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Simpsonville, South Carolina.

3. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated January 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Simpsonville, South Carolina.

4. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated March 20, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Commerce, Georgia.

5. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated March 21, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Georgetown, South Carolina.

6. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Real Estate Mortgage, Assignment of Fees and Income, and Assignment of Operating Lease, each dated February 26, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Greenville, Alabama.

7. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated May 16, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Seneca, South Carolina.

8. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated September 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Forest City, South Carolina.

9. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed



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         to Secure Debt, Assignment of Fees and Income, and Assignment of
         Operating Lease, each dated April 10, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Conyers, Georgia.

10. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated September 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Commerce, Georgia.

11. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Real Estate Mortgage, Assignment of Fees and Income, and Assignment of Operating Lease, each dated December 31, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Oxford, Alabama.

12. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Real Estate Mortgage, Assignment of Fees and Income, and Assignment of Operating Lease, each dated November 27, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Auburn, Alabama.

13. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated September 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Lancaster, South Carolina.

14. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Real Estate Mortgage, Assignment of Fees and Income, and Assignment of Operating Lease, each dated June 30, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Alabama, Inc. for construction of Jameson Inn in Decatur, Alabama.

15. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated December 30, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Wilson, North Carolina.

16. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Deed to Secure Debt, Assignment of Fees and Income, and Assignment of Operating Lease, each dated December 18, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Laurinburg, North Carolina.

17. Construction Loan Agreement, Adjustable Rate Promissory Note, Security Agreement, Tennessee Deed of Trust and Security Agreement, Assignment of Fees and Income, and Assignment of Operating Lease, each dated October 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Dechert, Tennessee.


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18.      Construction Loan Agreement, Adjustable Rate Promissory Note, Security
         Agreement, Tennessee Deed of Trust and Security Agreement, Assignment of Fees and Income, and Assignment of Operating Lease, each dated October 17, 1996, for $1,050,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. for construction of Jameson Inn in Tullahoma, Tennessee.